UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):            November 1, 2004

                                WEYCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)

        Wisconsin                     0-9068                    39-0702200
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

      333 W. Estabrook Blvd.
         P. O. Box 1188
          Milwaukee, WI                                                53201
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(Address of principal executive offices)                             (Zip Code)

         Registrant's telephone number, including area code 414-908-1600

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition

      The following information is being furnished under Item 2.02 of Form 8-K:

            On November 1, 2004 Weyco Group, Inc. issued a press release announcing its sales results for the quarter ended September 30, 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press release issued by the registrant on November 1, 2004.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004                        WEYCO GROUP, INC.

                                              /s/  John Wittkowske
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                                              John Wittkowske
                                              Senior Vice President/CFO

Exhibit Index
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99.1  Press release, dated November 1, 2004